UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2015

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, Kansas 66062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 764-1045

N/A
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2015, Hooper Holmes, Inc. (the “Company”) entered into the Fourth Amendment to the Loan and Security Agreement (together with related agreements and documents, the “Fourth Amendment”) with ACF FinCo I LP, as assignee of Keltic Financial Partners II, LP (“Keltic” or the “Lender”). The Fourth Amendment amends the terms and conditions of that certain Loan and Security Agreement, dated as of February 28, 2013, and amended by that certain First Amendment to Loan and Security Agreement, dated as of March 28, 2013, that Second Amendment to Loan and Security Agreement, dated as of July 9, 2014, and that Third Amendment to Loan and Security Agreement, dated as of April 17, 2015, by and between the Company and Keltic (as amended, the “Loan and Security Agreement”). The following summarizes certain terms of the Fourth Amendment:

Under the Fourth Amendment, Accountable Health Solutions, LLC, formerly Jefferson Acquisition, LLC, a Kansas limited liability company and a wholly owned subsidiary of Hooper Holmes, Inc., has been added as a “Borrower” under the Loan and Security Agreement. Additionally, certain definitions in the Definition Schedule to the Loan and Security Agreement have been amended, including the following: (a) “Unfunded Capital Expenditures” has been amended to include the aggregate amount of Capital Expenditures made by Hooper Holmes, Inc. and Accountable Health Solutions, LLC on a consolidated basis; and (b) “Unbilled Eligible Receivable” and “Unbilled Receivable” have been revised to include the receivables of Accountable Health Solutions, LLC.

Pursuant to the Fourth Amendment, Section 6 of the Borrowing Base Certificate to be delivered under the Loan and Security Agreement, which is attached as Annex 1 to the Fourth Amendment, has been amended and restated to reflect the addition of Accountable Health Solutions, LLC as a borrower.

The Fourth Amendment also contains other customary representations, warranties, terms and conditions.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, including Annex 1 to such amendment, attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amendment to Loan and Security Agreement, dated August 10, 2015, between ACF, as assignee of Keltic, and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2015	HOOPER HOLMES, INC.

	By:	/s/ Tom Collins
Tom Collins
Senior Vice President and Chief Financial Officer